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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 4, 2001



                            URECOATS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



   DELAWARE                         0-20101                        13-3545304
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(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                      ID Number)
incorporation)



4100 North Powerline Road, Suite F-1, Pompano Beach, Florida         33073
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   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:          954-977-5428
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          (Former name or former address, if changed since last report)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

   On May 18, 2001, we signed a letter of intent to acquire Infiniti Paint Company Inc. ("Infiniti"), a local adhesives, sealants, coatings, paints, and foam distributor. We closed this acquisition on September 4, 2001, effective September 1, 2001 pursuant to a Stock Purchase Agreement. We purchased 100% of the issued and outstanding common stock of Infiniti from Infiniti's shareholders ("Sellers"), consisting of an aggregate of 1,000 shares, par value $.0001, for the purchase price of $1,550,000 ("Purchase Price"). We paid the Purchase Price in cash and stock and as follows:

      (a) We paid $775,000 in cash to the Sellers, except for certain deductions and a deposit;

      (b) We deducted $52,097.29 representing repayment of loans made by Infiniti to the Sellers prior to the closing date;

      (c) We deposited $45,000 in cash in an escrow account pursuant to an escrow agreement, which amount is to be paid to Sellers on the first anniversary of the closing date, together with any accrued interest thereon, and less the following amounts under the following terms:

           (i) sums equal to the amount of any unpaid accounts receivable reflected on Infiniti's Balance Sheet as of August 31, 2001 which remain unpaid, as of the first anniversary of the effective date will be withdrawn from the escrow amount and paid to us with the unpaid accounts receivable being assigned to Sellers for collection, if they so desire; and

      (d) We delivered 1,550,000 restricted shares of our common stock, par value $.01 per share, which all parties agreed had a value of approximately $775,000 as of the closing date, to the Sellers.

   We acquired Infiniti for several strategic reasons, including but not limited to, the following:

      (a) establish a distribution channel for our UrecoatsRSM-100(TM) and related product line and BlueMAX(TM) application system to service roofing and general contractors (we expect to capitalize on this channel not only with potential cross-over industry uses of our Urecoats products, but also to introduce other and new products);

      (b)  diversify our existing product line;

      (c)  ownership of Infiniti's diversified line of products;

      (d)  management experience of its key principals;

      (e)  financial strength and reliability of certain key suppliers;

      (f) certain relationships with reputable and long standing product manufacturers;

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      (g)  capitalize on profitability from both the manufacturing and distribution of our products.

      (h)  duplicate its business platform for expansion in new locations;

      (i) capitalize on prior research and development efforts and activities of Infiniti within the coatings business; and

      (j) capitalize on Infiniti's current customer base to utilize as a base for future sales of our Urecoats products.

   A listing and a brief description of some of the intellectual property and products acquired by us from Infiniti, is as follows:

    1.  STERLING - Silver-Aluminum Roof Paint
    2.  STERLING - Silver-Aluminum Fibred Roof Mastic
    3.  PC3 - Fibred Knife-Grade Elastomeric Patching Compound
    4.  GUARDIAN - 100% Acrylic Satin-Gloss House & Trim Paint
    5.  CHALK-BOND+BLACK SPF - 100% Acrylic Primer for Spray Polyurethane Foam
    6.  CHALK-BOND+ - Penetrating Chalky Wall & Surface Sealer
    7.  AQUASEAL 2000 - Waterborne Acrylic, Multi-Surface Sealer
    8. ACRYLIC CONCRETE MODIFIER - 100% Acrylic Resin Additive for Roof Waterproofing Slurry Coats
    9.  TUFCOAT 8540 ALUMINUM - 100% Solids, Polyurea-Urethane Hybrid Coating
   10.  POLAR - Premium Vinyl Acrylic Flat and Satin-Gloss Roof Paints
   11.  MULTI-GRIP CLEAR - 100% Acrylic, Waterborne Adhesion Primer
   12.  GREAT WHITE - 100% Acrylic Elastomeric Roof Coating
   13.  ARCTIC - Flat White, Vinyl Acrylic Roof Paint
   14.  ALPINE - Premium Quality, 100% Acrylic Satin-Gloss Roof Paint
   15.  ATS-13 CLEAR TOPCOAT - 100% Acrylic, Clear Waterborne Roof Tile Sealant
   16.  ATS-13 - 100% Acrylic, Pigmented Roof Tile Sealant
   17.  RAINCOAT - High-Build Acrylic Waterproofing Coating
   18.  GUARDIAN - 100% Acrylic Satin-Gloss House & Trim Paint
   19.  PC-1 - Smooth Brush-Grade Elastomeric Patching Compound
   20.  POLAR - Premium Vinyl-Acrylic Satin-Gloss Roof Paint
   21.  POLAR - Premium Vinyl-Acrylic Flat Roof Paint
   22.  PC-3 - Fibred Knife-Grade Elastomeric Patching Compound
   23.  CHALK-BOND+PIGMENTED - Penetrating Chalky Wall & Surface Sealer
   24.  ACRYLIC CONCRETE MODIFIER - For Waterproofing Hardcoats
   25.  ALPINE - Premium 100% Acrylic Satin-Gloss Roof Paint

   Contemporaneously with the closing of this acquisition, Infiniti entered into employment agreements with David S. Ziluck and Jon Palmisciano, whereby they shall continue as officers of the newly acquired subsidiary, Infiniti. Messrs. Ziluck and Palmisciano were and will continue to be responsible for the day-to-day operations of Infiniti's business, and have signed noncompetition agreements with Infiniti. In addition, Infiniti entered into a manufacturing agreement with Tropical Asphalt Products Corporation ("Tropical"), which was responsible for manufacturing and private label packaging most of Infiniti's proprietary products prior to the acquisition. In this connection, three employees of Tropical, Richard Zegelbone, Arlene Storfer, and George Buckhold, each of which was a shareholder in Infiniti prior to the closing of this acquisition, entered into noncompetition agreements with Infiniti.

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   The Chairman of the Board, Richard J. Kurtz, provided the funds for the cash portion of the Purchase Price of Infiniti. Mr. Kurtz provides working and other capital to meet the requirements of the business on an ongoing basis. We record these funds as short-term loans, which bear interest at 9% per annum, as the funds are received.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

FINANCIAL STATEMENTS:

   Audited Financial Statements of Infiniti Paint Co., Inc. for the year ended December 31, 2000

   Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000 for Urecoats Industries Inc. and Subsidiaries and Infiniti Paint Co., Inc.

   Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000 for Urecoats Industries Inc. and Subsidiaries and Infiniti Paint Co., Inc.

   Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2001 for Urecoats Industries Inc. and Subsidiaries and Infiniti Paint Co., Inc.

   Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2001 for Urecoats Industries Inc. and Subsidiaries and Infiniti Paint Co., Inc.


EXHIBITS:

    2 Stock Purchase Agreement executed September 4, 2001, effective September 1, 2001, by Urecoats Industries Inc., Richard Zegelbone, David S. Ziluck, Jon Palmisciano, Arlene Storfer and George Buckhold

   10.1 Employment Agreement entered into on September 4, 2001, effective September 1, 2001, by and between Infiniti Paint Company, Inc. and David S. Ziluck

   10.2 Employment Agreement entered into on September 4, 2001, effective September 1, 2001, by and between Infiniti Paint Company, Inc. and Jon Palmisciano

   10.3 Manufacturing Agreement entered on September 4, 2001, effective September 1, 2001, between Infiniti Paint Co., Inc. and Tropical Asphalt Products Corporation

   10.4 Non-Competition Agreement made as of September 4, 2001, effective September 1, 2001, by and between Infiniti Paint Co., Inc. and Richard S. Zegelbone


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EXHIBITS CONTINUED:

   10.5 Non-Competition Agreement made as of September 4, 2001, effective September 1, 2001, by and between Infiniti Paint Co., Inc. and Arlene N. Storfer

   10.6 Non-Competition Agreement made as of September 4, 2001, effective September 1, 2001, by and between Infiniti Paint Co., Inc. and George Buckhold

   10.7 Escrow Agreement entered into September 4, 2001, by and between Urecoats Industries Inc. and Richard Zegelbone, David S. Ziluck, Jon Palmisciano, Arlene Storfer and George Buckhold and Sader & Lemaire, P.A.

   99.1 Audited Financial Statements of Infiniti Paint Co., Inc. for the year ended December 31, 2000

   99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements as of December 31, 2000 and June 30, 2001 for Urecoats Industries Inc. and Subsidiaries and Infiniti Paint Co., Inc.

































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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                URECOATS INDUSTRIES INC.
                                                      (Registrant)


Date:  September 19, 2001                       /s/ Timothy M. Kardok
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                                            By: Timothy M. Kardok
                                         Title: President and COO





































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